Annual Fund Operating Expenses (, (Income Fund), Class R6)	0 Months Ended
Jan. 31, 2014
| (Income Fund) | Class R6
Operating Expenses:
Management fee	0.33%
Other expenses	0.12%
Total annual fund operating expenses	0.45%
Contractual expense reimbursement	(0.03%) [1]
Total annual fund operating expenses after expense reimbursements	0.42%

[1]	The advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on September 30, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.